                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      NOVEMBER 8, 1999
                                                  -------------------------

                 BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.
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             (Exact name of registrant as specified in its charter)



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
              DELAWARE                                000-23889                               76-0553110
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    (State or other jurisdiction                   (Commission File                         (IRS Employer
          of incorporation)                            Number)                            Identification No.)


4900 HOPYARD ROAD, SUITE 200, PLEASANTON, CALIFORNIA                                                     94566
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(Address of principal executive offices)                                                              (Zip Code)
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Registrant's telephone number, including area code      (925) 251-0000
                                                     --------------------------


                                  INAPPLICABLE
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          (Former name or former address if changed since last report)



Exhibit Index located on page 3

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company has provided information with respect to the resignation of Deloitte & Touche LLP as its independent accountants by Report on Form 8-K filed on November 16, 1999. The Company received Deloitte's letter of November 23, 1999 regarding the Company's disclosure on Friday, November 26, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed as part of this report:

Exhibit 16.1      Letter dated November 23, 1999 from Deloitte &
                  Touche LLP




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.



                               By: /s/ DONALD W. ROWLEY
                                   --------------------------------------
                                   Donald W. Rowley, Chief Financial Officer
                                   and Secretary

Dated:  November 30, 1999

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                               INDEX TO EXHIBITS


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
EXHIBIT
NUMBER                   DESCRIPTION
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
  16.1           Letter dated November 23, 1999 from Deloitte & Touche LLP
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